UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2015

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's other reports filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Section 5 – Corporate Governance and Management

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Our 2015 annual meeting of shareholders was held on July 10, 2015. At the meeting our shareholders elected ten directors to serve until the next annual meeting and until their successors are duly elected and qualified. Our shareholders also (a) ratified the Board of Directors’ selection of OUM & Co. LLP as our independent registered public accountants to audit our financial statements for the current fiscal year, (b) approved certain amendments to our 2012 Equity Incentive Plan, and (c) approved, on an advisory basis, the compensation of our named executive officers as presented in our proxy statement.

There were 78,387,197 BioTime common shares and 70,000 shares of Series A Convertible Preferred Stock (“Preferred Stock”) outstanding and eligible to vote at the annual meeting as of June 1, 2015, the record date for determining shareholders entitled to vote at the meeting, and 63,392,193 shares, or 81% of the voting power, represented at the meeting, either in person or by proxy. Each share of Preferred Stock is entitled to cast a number of votes equal to the number of common shares into which it is convertible, which currently is 12.5 votes per share of Preferred Stock. The following tables show the votes cast by our shareholders and any abstentions with respect to the matters presented to shareholders for a vote at the meeting. Information is also provided as to broker non-votes. A “broker non-vote” occurs when a shareholder whose shares are held in “street name” in a brokerage account or similar account does not instruct the shareholder’s broker or other nominee in whose name the shares are registered how to vote on a matter as to which brokers and nominees are not permitted to vote without instructions from their client. Brokers were not permitted under applicable rules of the New York Stock Exchange and the NYSE MKT to vote in the election of directors, the approval of the amendments to our Equity Incentive Plan, and the advisory vote on executive compensation, but were permitted to vote for approval of the appointment of our independent registered public accountants.

Election of Directors

Each of the following directors was elected by the following vote:

Nominee	Votes For	Votes Withheld
Deborah Andrews	39,262,634	551,078
Neal C. Bradsher	39,004,018	809,694
Stephen L. Cartt	39,245,064	568,648
Stephen C. Farrell	39,243,104	570,608
Alfred D. Kingsley	39,235,039	578,673
Michael H. Mulroy	39,240,366	573,346
Angus C. Russell	39,248,388	565,324
David Schlachet	38,499,744	1,313,968
Judith Segall	39,261,908	551,804
Michael D. West	39,247,439	566,273

In addition, there were 23,578,481 broker non-votes with respect to the election of directors.

Ratification of Appointment of Independent Registered Public Accountants

The appointment of OUM & Co. LLP as our independent registered public accountants for the fiscal year ending December 31, 2015 was ratified by the following vote:

Shares Voted
For	62,545,585
Against	620,348
Abstain	226,260

There were no broker non-votes on this matter.

Approval of Amendments to Our Equity Incentive Plan

Certain amendments to our Equity Incentive Plan were approved by the following vote:

Shares Voted
For	35,402,368
Against	4,242,292
Abstain	169,052

In addition, there were 23,578,481 broker non-votes on this matter.

Advisory Vote on Executive Compensation

Our shareholders approved, on an advisory basis, the compensation of our named executive officers, as presented in our proxy statement, by the following vote:

Shares Voted
For	35,492,730
Against	4,188,710
Abstain	132,272

In addition, there were 23,578,481 broker non-votes on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: July 14, 2015	By:	/s/ Robert W. Peabody
Senior Vice President and
Chief Financial Officer